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                                                                    EXHIBIT 10.2

                            FORT POINT PARTNERS INC.

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


                             ----------------------

                                 April 26, 2000


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                                TABLE OF CONTENTS

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1.  Registration Rights........................................................1
         1.1  Definitions......................................................1
         1.2  Request for Registration.........................................2
         1.3  Company Registration.............................................5
         1.4  Form S-3 Registration............................................6
         1.5  Obligations of the Company.......................................7
         1.6  Information from Holder..........................................9
         1.7  Expenses of Registration.........................................9
         1.8  Delay of Registration...........................................10
         1.9  Indemnification.................................................10
         1.10  Reports Under the 1934 Act.....................................12
         1.11  Assignment of Registration Rights..............................13
         1.12  "Market Stand-Off"Agreement....................................13
         1.13  Termination of Registration Rights.............................14

2.  Covenants of the Company..................................................14
         2.1  Delivery of Financial Statements................................14
         2.2  Inspection......................................................14
         2.3  Board Observer..................................................15
         2.4  Termination of Information Inspection and
              Board Observer Covenants........................................15
         2.5  Right of First Offer............................................15

3.  Miscellaneous.............................................................17
         3.1  Successors and Assigns..........................................17
         3.2  Governing Law...................................................17
         3.3  Counterparts....................................................17
         3.4  Titles and Subtitles............................................17
         3.5  Notices.........................................................17
         3.6  Expenses........................................................17
         3.7  Amendments and Waivers..........................................17
         3.8  Severability....................................................18
         3.9  Aggregation of Stock............................................18
         3.10  Entire Agreement...............................................18
         3.11  Termination of Prior Agreement.................................18
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                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT



                  THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (this "Agreement") is made as of the 26th day of April, 2000, by and between Fort Point Partners Inc., a California corporation (the "Company"), certain holders of Preferred Stock of the Company, (the "Investors" or, individually, an "Investor").

                                    RECITALS

                  WHEREAS, the Company and certain of the Investors are parties to that certain Amended and Restated Investors' Rights Agreement, dated June 8, 1999 (the "Prior Agreement");

                  WHEREAS, the Company and certain of the Investors (the "Series E Investors") are parties to the Series E Preferred Stock Purchase Agreement of even date herewith (the "Series E Agreement");

                  WHEREAS, in order to induce the Company to enter into the Series E Agreement and to induce the Series E Investor to invest funds in the Company pursuant to the Series E Agreement, the Investors and the Company hereby agree that this Agreement shall govern the rights of the Investors regarding certain matters as set forth herein;

                  NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:


                  1. Registration Rights.  The Company covenants and agrees
                     as follows:

                     1.1 Definitions.  For purposes of this Agreement:

                         (a) The term "Act" means the Securities Act of 1933, as amended.

                         (b) The term "Form S-3" means such form under the Act
as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                         (c) The term "Holder" means any person owning or having
the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.10 hereof; provided, however, that James Roche and Matthew Roche (the "Common Holders") shall not be deemed to be Holders for purposes of Sections 1.2, 1.4 and 3.7.

                         (d) The term "Initial Offering" means the Company's
first firm commitment underwritten public offering of its Common Stock under the Act.

                         (e) The term "1934 Act" means the Securities Exchange
Act of 1934, as amended.


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                         (f) The term "register," "registered," and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                         (g) The term "Registrable Securities" means (i) the
Common Stock of the Company issuable or issued upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock of the Company, (ii) the 4,160,000 shares of Common Stock held by the Common Holders; provided, however, that such shares of Common Stock shall not be deemed Registrable Securities for the purposes of Sections 1.2, 1.4 and 3.7, and (iii) any Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security that is issued) as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i) and (ii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

                         (h) The number of shares of "Registrable Securities"
outstanding shall be determined by the number of shares of Common Stock of the Company outstanding that are, and the number of shares of Common Stock of the Company issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.

                         (i) The term "SEC" shall mean the Securities and
Exchange Commission or any successor entity.

                     1.2 Request for Registration.

                         (a) (i) Subject to the conditions of this Section 1.2,
if the Company shall receive at any time after the earlier of (i) August 12, 2001 or (ii) six (6) months after the effective date of the Initial Offering, a written request from the Holders of sixty percent (60%) or more of the Registrable Securities then outstanding (the "Initiating Holders") that the Company file a registration statement under the Act covering the registration of Registrable Securities with an anticipated aggregate offering price of at least $10,000,000, then the Company shall, within twenty (20) days after the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 1.2, use best efforts to effect, as soon as practicable, the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company's notice pursuant to this Section 1.2(a).

                             (ii) If the Initiating Holders intend to distribute
the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in Section 1.2(a)(i). In such event the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders


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proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company that marketing factors require a limitation of the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

                         (b) (i) Subject to the conditions of this Section 1.2,
if the Company shall receive at any time after the earlier of (i) August 12, 2001 or (ii) six (6) months after the effective date of the Initial Offering, a written request from the Holders of fifty percent (50%) or more of the Series D Preferred Stock (including the Registrable Securities underlying the Series D Preferred Stock) (the "Series D Initiating Holders") or from the Holders of fifty percent (50%) or more of the Series E Preferred Stock (including the Registrable Securities underlying the Series E Preferred Stock) (the "Series E Initiating Holders") that the Company file a registration statement under the Act covering the registration of Registrable Securities with an anticipated aggregate offering price of at least $10,000,000, then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 1.2, use best efforts to effect, as soon as practicable, the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company's notice pursuant to this Section 1.2(b).

                               (ii) If the Series D Initiating Holders or Series
E Initiating Holders, as appropriate, intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in Section 1.2(b)(i). In such event the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Series D Initiating Holders or Series E Initiating Holders, as appropriate, and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Series D Initiating Holders or Series E Initiating Holders, as appropriate, (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company that marketing factors require a limitation of the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated (A) first, to the Series D Initiating Holders or Series E Initiating Holders, as appropriate, and, if all of the Registrable Securities of the Series D Initiating Holders or Series E Initiating Holders,


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as appropriate, may be included, (B) second, to the other Holders of such
Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

                         (c) The Company shall not be required to effect a
registration pursuant to this Section 1.2:

                             (i) in any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act; or

                             (ii) in the case of a request for registration
under Section 1.2(a), after the Company has effected three (3) registrations pursuant to such Section, and such registrations have been declared or ordered effective and, if the method of disposition is a firm commitment underwritten public offering, all shares requested to be sold thereunder shall have been sold pursuant thereto, or, if such method of disposition includes the resale of shares from time to time at prevailing market prices, such registration statement has remained effective and available for resale at least one hundred twenty (120) days; or

                             (iii) in the case of a request for registration
under Section 1.2(b) by the Series D Initiating Holders, after the Company has effected three (3) registrations pursuant to such Section, and such registrations have been declared or ordered effective and, if the method of disposition is a firm commitment underwritten public offering, all shares requested to be sold thereunder shall have been sold pursuant thereto, or, if such method of disposition includes the resale of shares from time to time at prevailing market prices, such registration statement has remained effective and available for resale at least one hundred twenty (120) days; or

                             (iv) in the case of a request for registration
under Section 1.2(b) by the Series E Initiating Holders, after the Company has effected two (2) registrations pursuant to such Section, and such registrations have been declared or ordered effective and, if the method of disposition is a firm commitment underwritten public offering, all shares requested to be sold thereunder shall have been sold pursuant thereto, or, if such method of disposition includes the resale of shares from time to time at prevailing market prices, such registration statement has remained effective and available for resale at least one hundred twenty (120) days; or

                             (v) during the period starting with the date sixty
(60) days prior to the Company's good faith estimate of the date of the filing of, and ending on a date ninety (90) days following the effective date of, a Company-initiated registration subject to Section 1.3 below, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or


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                             (vi) if the Initiating Holders, Series D Initiating
Holders or Series E Initiating Holders propose to dispose of Registrable Securities that may be registered on Form S-3 pursuant to Section 1.4 hereof; or

                             (vii) if the Company shall furnish to Holders
requesting a registration statement pursuant to this Section 1.2, a certificate signed by the Company's Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety
(90) days after receipt of the request of the Initiating Holders, the Series D Initiating Holders or Series E Initiating Holders, provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12)-month period.

                     1.3 Company Registration.

                         (a) If (but without any obligation to do so) the
Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.3(c), use its best efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

                         (b) Right to Terminate Registration. The Company shall
have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with
Section 1.7 hereof.

                         (c) Underwriting Requirements. In connection with any
offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under this Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities,


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including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities entitled to be included therein owned by each selling Holder or in such other proportions as shall mutually be agreed to by such selling Holders), but in no event shall (i) the amount of securities of the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (including the Registrable Securities Underlying the Series A Preferred
Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock) included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities, in which case such holders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included, or (ii) notwithstanding (i) above, any shares being sold by a shareholder exercising a demand registration right similar to that granted in
Section 1.2 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder that is a Holder of Registrable Securities and that is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder," and any pro rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.

                     1.4 Form S-3 Registration. In case the Company shall receive from the Holders of at least thirty percent (30%) of the Registrable Securities, thirty percent (30%) of the Series D Preferred Stock (including the Registrable Securities underlying the Series D Preferred Stock) or thirty percent (30%) of the Series E Preferred Stock (including the Registrable Securities underlying the Series E Preferred Stock), as the case may be, a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:

                         (a) promptly give written notice of the proposed
registration, and any related qualification or compliance, to all other Holders; and

                         (b) use best efforts to effect, as soon as practicable,
such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4:

                             (i) if Form S-3 is not available for such offering
by the Holders;


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                             (ii) if the Holders, together with the holders of
any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $2,500,000;

                             (iii) if the Company shall furnish to the Holders a
certificate signed by the Chief Executive Officer or Chairman of the Board of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period;

                             (iv) if the Company has, within the twelve (12)
month period preceding the date of such request, already effected one registration on Form S-3 for the Holders pursuant to this Section 1.4; or

                             (v) in any particular jurisdiction in which the
Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                         (c) Subject to the foregoing, the Company shall file a
registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 1.4 shall not be counted as requests for registration effected pursuant to Section 1.2.

                     1.5 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                         (a) prepare and within sixty (60) days (or forty-five
(45) days with respect to any registration on Form S-3) after the end of the period within which requests for registration may be given to the Company file with the SEC a registration statement with respect to such Registrable Securities and use best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of (i) up to one hundred eighty (180) days or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) if earlier, until the distribution contemplated in the Registration Statement has been completed in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement (but in any event not before the expiration of any longer period required under the Securities Act) (provided that before filing a registration statement or


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prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Holders of a majority of the Registrable Securities initiating or participating in such registration statement copies of all such documents proposed to be filed, which documents will be subject to review of such counsel);

                         (b) prepare and file with the SEC such amendments and
supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

                         (c) furnish to the Holders such numbers of copies of a
prospectus, including a preliminary prospectus, each amendment and supplement to the prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

                         (d) use best efforts to register and qualify the
securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holders to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                         (e) in the event of any underwritten public offering,
enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, and take all such other actions as the Holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

                         (f) notify each Holder of Registrable Securities
covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                         (g) use its best efforts to cause all such Registrable
Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed, and, if not so listed, to be listed on the NASD automated quotation system;

                         (h) provide a transfer agent and registrar for all
Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;


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                         (i) make available for inspection by any seller of
Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                         (j) otherwise use its best efforts to comply with all
applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

                         (k) in the event of the issuance of any stop order
suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

                         (l) use its best efforts to obtain one or more comfort
letters, dated the effective date of such registration statement (and, if such registration includes a public offering, dated the date of the closing under the underwriting agreement), signed by the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the Holders of a majority of the Registrable Securities being sold reasonably request; and

                         (m) use its best efforts to provide a legal opinion of
the Company's outside counsel, dated the effective date of such registration statement (and, if such registration includes a public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

                     1.6 Information from Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this
Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                     1.7 Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2, 1.3 and 1.4, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the


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
Company shall be borne by the Company. In connection with each request for registration (i) pursuant to Section 1.2(a)(i) and each "piggyback registration" pursuant to Section 1.3, the Company will reimburse the Holders covered by such registration for the reasonable fees and disbursements of one counsel chosen by the Holders of a majority of the Registrable Securities initiating or participating in such registration and (ii) pursuant to Section 1.2(b)(i), the Company will reimburse the Holders covered by such registration for the reasonable fees and disbursements of one counsel chosen by the Holders of a majority of the Series D Preferred Stock (including the Registrable Securities underlying the Series D Preferred Stock) or a majority of the Series E Preferred Stock (including the Registrable Securities underlying the Series E Preferred Stock, as appropriate) initiating or participating in such registration. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or Section
1.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be requested in the withdrawn registration), provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2 or 1.4.

                     1.8 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

                     1.9 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

                         (a) To the extent permitted by law, the Company will
indemnify and hold harmless each Holder, the partners or officers, directors and shareholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, expenses, liabilities (joint or several) or actions in respect thereof, to which they may become subject under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages, expenses, liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws; and the Company will reimburse each such Holder, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, expense, liability or action; provided, however, that the indemnity agreement contained in this subsection l.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, expense, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, expense, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; provided, further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder or underwriter, or any person controlling such Holder or underwriter, from whom the person asserting any such losses, claims, damages, expenses, liabilities or actions purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished such Holder with a sufficient number of copies of any amendments or supplements thereto) was not sent or given by or on behalf of such Holder or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, expense, liability or action, unless copies of such prospectus were not timely delivered to the Holder.

                         (b) To the extent permitted by law, each selling Holder
will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, expenses, liabilities (joint or several) or actions in respect thereof, to which any of the foregoing persons may become subject, under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages, expenses, liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this subsection l.9(b), for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, expense, liability or action; provided, however, that the indemnity agreement contained in this subsection l.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, expense, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), provided that in no event shall any indemnity under this subsection l.9(b) exceed the net proceeds from the offering received by such Holder.

                         (c) Promptly after receipt by an indemnified party
under this Section 1.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

                         (d) If the indemnification provided for in this Section
1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, expense, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, expense, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, claim, damage, expense, liability or action, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                         (e) Notwithstanding the foregoing, to the extent that
the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                         (f) The obligations of the Company and Holders under
this Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

                     1.10 Reports Under the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                         (a) make and keep public information available, as
those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the Initial Offering;

                         (b) file with the SEC in a timely manner all reports
and other documents required of the Company under the Act and the 1934 Act; and

                         (c) furnish to any Holder, so long as the Holder owns
any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

                     1.11 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (i) is a subsidiary, affiliate, affiliated fund, parent, partner, limited partner, retired partner, member, retired member or shareholder of a Holder or (ii) is a Holder's family member or trust for the benefit of an individual Holder, or (iii) after such assignment or transfer, holds at least 300,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.12 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

                     1.12 "Market Stand-Off" Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company's Initial Offering and ending on the date specified by the Company and the managing underwriter (provided that such period is also applicable to all directors and officers and five percent (5%) shareholders and does not exceed one hundred eighty (l80) days) (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock of the Company (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock of the Company or such other securities, in cash or otherwise. The underwriters in connection with the Company's Initial Offering are intended third party beneficiaries of this
Section 1.12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

                  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                     1.13 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after five (5) years following the consummation of the Initial Offering or, as to any Holder, such earlier time at which all Registrable Securities held by such Holder (and any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three (3)-month period without registration in compliance with Rule 144 of the Act.


                  2. Covenants of the Company.

                     2.1 Delivery of Financial Statements. The Company shall deliver to each Investor who holds at least Six hundred twenty-five thousand shares of Preferred Stock of the Company and who executes a customary non-disclosure agreement:

                         (a) as soon as practicable, but in any event within
ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

                         (b) as soon as practicable, but in any event within
forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, schedule as to the sources and application of funds for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

                         (c) with respect to the financial statements called for
in subsection (b) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment; and

                         (d) such other information relating to the financial
condition, business, prospects or corporate affairs of the Company as the Investor or any assignee of the Investor may from time to time request; provided, however, that the Company shall not be obligated under this subsection
(d) or any other subsection of Section 2.1 to provide information which it deems in good faith to be a trade secret or similar confidential information.

                     2.2 Inspection. The Company shall permit each Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

                     2.3 Board Observer. So long as Meritech Capital Partners, L.P. and its partners and affiliates ("Meritech") holds at least 500,000 shares of Series E Preferred Stock of the Company (such number to be proportionately adjusted for stock splits, stock dividends, and similar events), the Company will permit a representative of Meritech to attend all meetings of the Company's Board of Directors (the "Board") and all committees thereof (whether in person, telephonic or other) in a non-voting, observer capacity and shall provide to Meritech, concurrently with the members of the Board, and in the same manner, notice of such meeting and a copy of all materials provided to such members; provided, however, that Meritech and its representatives shall agree to hold in confidence and trust all information so provided; and, provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting (i) would adversely affect the attorney-client privilege between the Company and its counsel, (ii) would result in disclosure to such representative of trade secrets, or (iii) if participation at such meeting would create a conflict of interest between the Company and Meritech or its representative.

                     2.4 Termination of Information, Inspection and Board Observer Covenants. The covenants set forth in Section 2.1, Section 2.2 and
Section 2.3 shall terminate as to the Investors and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

                     2.5 Right of First Offer. Subject to the terms and conditions specified in this Section 2.5, the Company hereby grants to each Major Investor (as hereinafter defined) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.5, a Major Investor shall mean any Investor who holds at least 325,000 shares of the Preferred Stock of the Company (or the common stock issued upon conversion thereof) (as adjusted for stock splits, combination and similar events). For purposes of this Section 2.5, the term "Investor" includes any general partners and affiliates of an Investor. An Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

         Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

                         (a) The Company shall deliver a notice by certified
mail ("Notice") to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

                         (b) By written notification received by the Company,
within twenty (20) calendar days after giving of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock of the Company issued and held, or issuable upon conversion of the Preferred Stock of the Company then held, by such Major Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all convertible or exercisable securities). The Company shall promptly, in writing, inform each Major Investor which purchases all the Shares available to it ("Fully-Exercising Investor") of any other Major Investor's failure to do likewise. During the ten
(10) day period commencing after such information is given, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Major Investors were entitled to subscribe but which were not subscribed for by the Major Investors which is equal to the proportion that the number of shares of Common Stock of the Company issued and held, or issuable upon conversion of the Preferred Stock of the Company then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock of the Company issued and held, or issuable upon conversion of the Preferred Stock of the Company then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.

                         (c) If all Shares referred to in the Notice are not
elected to be obtained as provided in subsection 2.5(b) hereof, the Company may, during the thirty (30) day period following the expiration of the periods in subsection 2.5(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not sell, or enter into an agreement for the sale of the Shares, within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

                         (d) The right of first offer in this Section 2.5 shall
not be applicable (i) to the issuance or sale of Common Stock of the Company (or options therefor) to consultants, directors or employees for the primary purpose of soliciting or retaining their employment, (ii) to or after consummation of a bona fide, firmly underwritten public offering of shares of common stock registered under the Act pursuant to a registration statement on Form S-1, (iii) to the issuance of Common Stock and convertible securities, and options, warrants and other rights to acquire Common Stock or convertible securities issued pursuant to the conversion or exercise of convertible or exercisable securities, the issuance of which was subject to this section or that were outstanding as of the date hereof, (iv) to the issuance or sale of securities in connection with a bona fide business acquisition, merger, consolidation, sale of assets, sale or exchange of stock or strategic relationships or similar transactions approved by the Board, (v) to the issuance of stock, warrants or other securities or rights to persons or entities with which the Company has material business relationships, so long as such issuance is to the seller and not to any existing shareholder of the Company and is unanimously approved by the Board of Directors of the Company, or (vi) to the sale and issuance of the Series E Preferred Stock of the Company.

                         (e) The right of first offer set forth in this Section
2.5 may not be assigned or transferred, except that (i) such right is assignable by each Holder to any affiliated fund of, wholly owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Act, controlling, controlled by or under common control with, any such Holder, (ii) such right is assignable between and among any of the Holders, and (iii) such right is assignable in connection with the transfer of at least 325,000 shares of Preferred Stock of the Company otherwise in compliance with the terms of this Agreement.


                  3. Miscellaneous.

                     3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                     3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                     3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                     3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                     3.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given if personally delivered to the party to be notified, telecopied or mailed with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties. All notices are effective upon receipt or upon refusal if properly delivered.

                     3.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                     3.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, holders of a majority of the Registrable Securities then outstanding, holders of a majority of the Series D Preferred Stock and holders of a majority of the Series E Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

                     3.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                     3.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                     3.10 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

                     3.11 Termination of Prior Agreement. The parties to the Prior Agreement (all of whom are parties to this Agreement) hereby agree that the Prior Agreement is hereby terminated and of no further force and effect.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                            FORT POINT PARTNERS INC.

                            By: /s/ JAMES T. ROCHE
                                ________________________________________
                                           (signature)

                            Name: ______________________________________

                            Title: _____________________________________

                   Address: ____________________________________________

                            ____________________________________________


                            INVESTORS:



                            SERIES D HOLDERS

                            BAKER COMMUNICATIONS FUND, L.P.,

                            By:    Baker Capital Partners, LLC
                                   Its General Partner

                            By: /s/ EDWARD SCOTT
                                ________________________________________

                            Name: ______________________________________

                           Title: Manager

                           Address:  Baker Communications Fund, L.P.
                                     c/o Baker Capital Partners, LLC
                                     540 Madison Avenue
                                     New York, New York 10022
                                     Facsimile:  (202) 486-0660
                                     Attention:  Edward Scott

                                SIGNATURE PAGE TO
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                 ACCEL VII L.P.



                                 By: Accel VII Associates L.L.C.
                                 It's General Partner



                                 By: SIGNATURE ILLEGIBLE
                                     _________________________________
                                       Managing Member



                                ACCEL INTERNET FUND III L.P.
                                By: Accel Internet Fund III Associates L.L.C. It's General Partner



                                By: SIGNATURE ILLEGIBLE
                                    _________________________________
                                       Managing Member



                                ACCEL INVESTORS '99 L.P.



                                By: SIGNATURE ILLEGIBLE
                                    _________________________________
                                      General Partner





                                SERIES E HOLDERS



                         MERITECH CAPITAL PARTNERS L.P.

                         By:      Meritech Capital Associates L.L.C.
                                  its General Partner

                         By: Meritech Management Associates L.L.C. a managing member

                         By:      ______________________________________
                                  Paul S. Madera, a managing member


                               SIGNATURE PAGE TO
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                         MERITECH CAPITAL AFFILIATES L.P.

                         By:      Meritech Capital Associates L.L.C.
                                  its General Partner

                         By: Meritech Management Associates L.L.C. a managing member

                         By:      /s/PAUL S. MADERA
                                  _______________________________________
                                  Paul S. Madera, a managing member

                                  Address:  90 Middlefield Road, Suite 201
                                            Menlo Park, CA  94025



                               SIGNATURE PAGE TO
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                         CREDIT SUISSE FIRST BOSTON VENTURE FUND I, L.P.
                         By:      QBB Management I, L.L.C., its General Partner
                         By: /s/ BILL BRADY
                             __________________________________
                         Name:
                         Title:  Member


                         2400 Hanover Street
                         Palo Alto, CA  94304
                         Facsimile No.: (650) 614-5083
                         Attention: Frank Quattrone


                         CREDIT SUISSE FIRST BOSTON
                         TECHNOLOGY GROUP FUND II, L.P.
                         By:      Merchant Capital, Inc., its General Partner




                         By: /s/ FRANK QUATTRONE
                             ___________________________________
                         Name:
                         Title:

                         Facsimile No.: (650) 614-5083
                         2400 Hanover Street
                         Palo Alto, CA  94304
                         Attention: Frank Quattrone


                               SIGNATURE PAGE TO
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                          KARR FAMILY 1982 TRUST


                          By: /s/ HOWARD L. KARR, TRUSTEE
                              ______________________________________
                          Name: Howard L. Karr
                                ____________________________________
                          Title: Trustee
                                 ___________________________________


                          Address: _________________________________
                                   _________________________________


                          ROBERT T. VASAN TRUST DATED 4/10/97

                          By: /s/ ROBERT T. VASAN
                              ______________________________________
                                       (signature)

                          Name: Robert T. Vasan
                                ____________________________________
                          Title: Trustee
                                ____________________________________

                          Address: 2800 Sand Hill Road, Suite 250
                                   _________________________________
                                   Menlo Park, CA 94025
                                   _________________________________


                               SIGNATURE PAGE TO
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                          ELLIS PARTNERS LLC

                          By: /s/ JAMES F. ELLIS
                              _______________________________________
                                           (signature)

                          Name: James F. Ellis
                                ______________________________________

                          Title: Vice President
                                 _____________________________________


                    Address: 433 California Street, Suite 610
                             San Francisco, CA 94104


                           WHITEWATER CAPITAL 15, LLC

                           By:      CFSC Capital Corp. LXIV, its sole member

                           By: TIMOTHY S. CLARK
                               ________________________________________
                                              (signature)

                           Name: Timothy S. Clark
                                 ______________________________________

                           Title: Vice President
                                  _____________________________________

                     Address: ATTN: THOMAS G. HUETTNER
                               ________________________________________

                              12700 Whitewater Drive
                              _________________________________________

                              Minnetonka, MN 55343
                              _________________________________________


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                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                           ACCEL VII L.P.



                           By: Accel VII Associates L.L.C.
                           Its General Partner



                           By: SIGNATURE ILLEGIBLE
                               ________________________________________
                           Name: ______________________________________
                           Title: Managing Member



                           ACCEL INTERNET FUND III L.P.
                           By: Accel Internet Fund III Associates L.L.C. Its General Partner



                           By: SIGNATURE ILLEGIBLE
                               ________________________________________
                           Name: ______________________________________

                           Title: Managing Member



                           ACCEL INVESTORS '99 L.P.



                           By: SIGNATURE ILLEGIBLE
                               _________________________________________
                           Name: _______________________________________
                           Title: General Partner

                           Address:  One Palmer Square
                                     Princeton, NY  08542


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                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                           BAKER COMMUNICATIONS FUND, L.P.

                           By:      Baker Capital Partners, LLC
                                    Its General Partner

                           By: /s/ EDWARD SCOTT
                               _____________________________________
                           Name: Edward Scott
                                 ___________________________________
                           Title: General Partner
                                  __________________________________

                           Address: c/o Baker Capital Partners, LLC
                                    540 Madison Avenue
                                    New York, New York  10022
                                    Facsimile: (202) 486-0660
                                    Attention:  Edward Scott


                           DR. ALFONSO CORRALES

                          By:   /s/ ALFONSO CORRALES
                                _____________________________________
                          Name: Alfonso Corrales
                                _____________________________________
                          Title:   __________________________________

                          Address: 30 Oxford Road
                          White Plains, NY 10605


                          MARK CORRALES

                          By: /s/ MARK CORRALES
                              _______________________________________
                          Name: Mark Corrales
                                _____________________________________
                          Title: VP Operations
                                 ____________________________________

                          Address: 1319 Talbot Avenue
                                   Berkeley, CA 94702


                          PEGGY DUNNE

                          By:  /s/ PEGGY DUNNE
                               ______________________________________
                          Name: Peggy Dunne
                                _____________________________________
                          Title:   __________________________________

                          Address: 13 Sleepy Oaks
                                   Houston, TX 77024


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

                          GDC PARTNERS 2000 FUND LLC

                          By: /s/ HATEF BEHNIA
                              ____________________________________
                          Name: Hatef Behnia
                                __________________________________
                          Title: Managing Member
                                 _________________________________

                          Address:  c/o Gibson, Dunn & Crutcher LLP
                                    333 South Grand Avenue
                                    Los Angeles, CA  90071


                          RICHARD KASHNOW

                          By: /s/ RICHARD KASHNOW
                              ____________________________________
                          Name: Richard Kashnow
                                __________________________________
                          Title:   _______________________________

                          Address: c/o TYPCO Ventures
                                   300 Constitution Drive
                                   Menlo Park, CA  94025


                          DAN LYKKEN

                          By: /s/ DANIEL LYKKEN
                              ____________________________________
                          Name: Daniel Lykken
                                __________________________________
                          Title:   _______________________________

                          Address: 6948 Torry Street
                                   Arvada, CO


                          D'ARCY & MARILYN ROCHE

                          By: /s/ N. D'ARCY ROCH
                              ____________________________________
                          Name: N. D'Arcy Roche
                                __________________________________
                          By: /s/ MARILYN M. ROCHE
                              ____________________________________
                          Name: Marilyn M. Roche
                                __________________________________

                          Address: 128 Clark Drive
                                   San Mateo, CA 94402


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

                          STEPHAN ROCHE

                          By: /s/ STEPHAN C. ROCHE
                              ____________________________________
                          Name: Stephen C. Roche
                                __________________________________
                          Title:   _______________________________

                          Address: 3749 Clay Street
                                   San Francisco, CA 94118


                          SF PARTNERS XIV

                          By: /s/ DAVID SANDERSON
                              ____________________________________
                          Name: David Sanderson
                                __________________________________
                          Title:   _______________________________

                          Address:  One Embarcadero, Suite 3600
                                    San Francisco, CA  94111


                          KARL VON DER HEYDEN

                          By: /s/ KARL VON DER HEYDEN
                              ____________________________________
                          Name: Karl Von Der Heyden
                                __________________________________
                          Title:   _______________________________

                          Address: c/o PepsiCo., Inc.
                                   700 Anderson Hill Road
                                   Purchase, NY  10577


                          PHILLIP YAU

                          By: /s/ PHILLIP YAU
                              ____________________________________
                          Name: Phillip Yau
                                __________________________________
                          Title:   _______________________________

                          Address: 2404 Divisadero Street
                                   San Francisco, CA 94115


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                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                              AT INVESTORS

                              By: /s/ ARTHUR H. BILLER
                                  ________________________________
                                          (signature)

                              Name: Arthur H. Biller
                                    ______________________________
                              Title: Managing Member
                                     _____________________________

                              480 Bel Air Road
                              Los Angeles, CA  90077
                              Facsimile Number: (310) 385-9367
                              Attention:  Art Bilger


                              DR. DUNBAR HOSKINS

                              By: /s/ H. DUNBAR HOSKINS, JR., MD
                                  ________________________________
                                              (signature)

                              Name: H. Dunbar Hoskins, Jr., MD
                                    ______________________________

                             Title:   ____________________________


                             Address: 655 Beach Street
                                      San Francisco, CA 94109


                               SIGNATURE PAGE TO
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                          J. THURSTON ROACH & CATHERINE B. ROACH

                          By: /s/ J. THURSTON ROACH
                              ________________________________________
                                           (signature)

                              /s/ CATHERINE B. ROACH
                              ________________________________________

                          Name: ______________________________________

                          Title:   ___________________________________


                          Address: 234 Maiden Lane East
                                   Seattle, WA 98112


                               SIGNATURE PAGE TO
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                          COMMON HOLDERS:

                          JAMES ROCHE



                          By: /s/ JAMES ROCHE
                              ________________________________________
                                             (signature)

                         Address: ____________________________________

                                  ____________________________________


                                  MATTHEW ROCHE



                                  By: /s/ MATTHEW ROCHE
                                      ________________________________
                                                 (signature)

                        Address: _____________________________________

                                 _____________________________________


                               SIGNATURE PAGE TO
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT